                             STATE OF NEW MEXICO

                                     [SEAL]

                         CERTIFICATE OF INCORPORATION

                                       OF

                              SBE ENGINEERING, INC.

                                    1332881


     The State Corporation Commission certifies that duplicate originals of the Articles of Incorporation attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.




Dated:  NOVEMBER 21, 1986

                                       In Testimony Whereof, the State
                                       Corporation Commission of the State of
      [SEAL] New Mexico has caused this certificate to be signed by its Chairman and the Seal of said Commission to be affixed at the City of Santa Fe.


                                       /s/ Eric P. Serna
                                       --------------------------------------
                                                                     Chairman


                                       /s/ Mercie Candlaw
                                       --------------------------------------
                                                                 For Director

                                                     FILED IN OFFICE OF
                                                STATE CORPORATION COMMISSION
                                                       OF NEW MEXICO

                                                        NOV 21 1986

                                                       CORPORATION AND
                                                     FRANCHISE TAX DEPTS.

                          ARTICLES OF INCORPORATION
                          -------------------------

     The undersigned, acting as an Incorporator of a corporation under the New Mexico Business Corporation Act, adopts the following Articles of Incorporation for the corporation:

                                 ARTICLE I
                                 ---------

     Its corporate name will be SBE Engineering, Inc.

                                 ARTICLE II
                                 ----------

     It is organized to provide engineering and related services and for every other purpose permitted by the Business Corporation Act.

                                 ARTICLE III
                                 -----------

     It will have authority to issue one class of 500,000 shares of common stock.

                                  ARTICLE IV
                                  ----------

     Its initial registered office address will be 10001 Coors Boulevard, N.W., Albuquerque, New Mexico, 87114 and its initial registered agent at that address will be A. Rolfe Black.

                                  ARTICLE V
                                  ---------

     The name and address of the sole Director who will constitute its initial Board of Directors is:

     A. Rolfe Black
     10001 Coors Boulevard, N.W.
     Albuquerque, New Mexico  87114

                                  ARTICLE VI
                                  ----------

     Its shareholders will have no preemptive right to acquire authorized but unissued shares, or securities convertible into such shares or carrying a right to subscribe to or acquire such shares.

     DATED: November 10, 1986
            -----------------

                                       /s/ Alison K. Schuler
                                       --------------------------------------
                                       ALISON K. SCHULER
                                       707 Broadway Place, N.E.
                                       Albuquerque, New Mexico  87125








ARTICLES OF INCORPORATION - Page 2

                                                     FILED IN OFFICE OF
                                                STATE CORPORATION COMMISSION
                                                       OF NEW MEXICO

                                                        NOV 11 1986

                                                       CORPORATION AND
                                                     FRANCHISE TAX DEPTS.

                           ACCEPTANCE OF APPOINTMENT
                              AS REGISTERED AGENT
                           -------------------------

     The undersigned, being duly sworn, accepts appointment as Registered Agent pursuant to the Business Corporation Act for SBE Engineering, Inc., a New Mexico corporation.


                                       By:   /s/ A. Rolfe Black
                                           ----------------------------------
                                              A. Rolfe Black

STATE OF NEW MEXICO    )
                       )  ss.
COUNTY OF BERNALILLO   )

     SUBSCRIBED AND SWORN TO before me on November 17, 1986.

                                       /s/ Dorothy Pitsford
                                       --------------------------------------
                                       NOTARY PUBLIC

My Commission Expires:

      3-30-87
----------------------
15,63/85







ARTICLES OF INCORPORATION - Page 3

                              STATE OF NEW MEXICO

                                    [SEAL]

                                   OFFICE OF

                        THE STATE CORPORATION COMMISSION

                            CERTIFICATE OF AMENDMENT

                                      OF

                              SBE ENGINEERING, INC.

                                    3012275

    The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

    Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.


Dated: MARCH 10, 1989

                                 In Testimony Whereof, the State Corporation
                                 Commission of the State of New Mexico has
      [SEAL] caused this certificate to be signed by its Chairman and the Seal of said Commission to be affixed at the City of Sante Fe


                                      /s/ Eric P. Serna
                                 ------------------------------------------
                                                                   Chairman

                                      /s/ [ILLEGIBLE]
                                 ------------------------------------------
                                                                   Director

                                             -and-


                                  By  /s/ Scott Alexander
                                    --------------------------------------
                                          Scott Alexander
                                           Its Secretary

STATE OF NEW MEXICO    )
                       )   ss.
COUNTY OF BERNALILLO   )

           I certify that on February 6, 1989, ANDREW C. CRUCE AND SCOTT ALEXANDER, being duly sworn, declared they are the corporate officers who signed the foregoing document executed by the Corporation, and that the statements contained therein are true.

                                        /s/ [ILLEGIBLE]
                                    ------------------------------------
                                     Notary Public



My commission expires:
      3/13/89
----------------------

3044H

                                                     FILED IN OFFICE OF
                                                STATE CORPORATION COMMISSION
                                                       OF NEW MEXICO

                                                        MAR 10 1989

                                                       CORPORATION DEPT.

                             ARTICLES OF AMENDMENT
                             ---------------------

     SBE ENGINEERING, INC. adopts the following Articles of Amendment under the New Mexico Business Corporation Act:


                                  Article One
                                  -----------

    The Shareholders adopted the following amendment to the Articles of Incorporation on September 30, 1988:

    RESOLVED, that the Articles of Incorporation be amended by deleting
ARTICLE III and substituting the following:


                                 ARTICLE III
                                 -----------

                       It will have authority to issue one
                       class of 5,000,000 shares of common
                       stock.

                                 Article Two
                                 -----------

    The number of shares issued at the time of adoption was 100,000, all of which were entitled to vote on the amendment. 100,000 voted for the amendment and 0 voted against it.

            DATED:  9/30/88, 1988.


                                 SBE ENGINEERING, INC.

                                 By  /s/ Andrew C. Cruce
                                    ---------------------------
                                         Andrew C. Cruce
                                           Its President

                            STATE OF NEW MEXICO

                                 [SEAL]

                                OFFICE OF

                    THE STATE CORPORATION COMMISSION

                           CERTIFICATE OF AMENDMENT

                                    OF

                           SBS ENGINEERING, INC.

                                 3021615

     The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.

Dated:  OCTOBER 17, 1989


                                  In Testimony Whereof, the State Corporation
                                  Commission of the State of New Mexico has
        [SEAL] caused this certificate to be signed by its Chairman and the Seal of said Commission to be affixed at the City of Santa Fe

                                                /s/ Eric P. Serna
                                   --------------------------------------------
                                                                       Chairman

                                                  [ILLEGIBLE]
                                   --------------------------------------------
                                                                       Director

                                                     FILED IN OFFICE OF
                                                STATE CORPORATION COMMISSION
                                                       OF NEW MEXICO

                                                        OCT 17 1989

                                                       CORPORATION DEPT.

                             ARTICLES OF AMENDMENT
                             ---------------------

     SBE ENGINEERING, INC. adopts the following Articles of Amendment pursuant to the New Mexico Corporation Act:

                                  ARTICLE I
                                  ---------

     The shareholders adopted the following Amendment to the Articles of Incorporation on September 30, 1989:

     Article I of the Corporation's Articles of Incorporation is amended to change the name of the Corporation to "SBS ENGINEERING, INC."

                                  ARTICLE II
                                  ----------

     A new Article VII is added as follows:

     A director shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director unless:

          (1) the director has breached or failed to perform the duties of the director's office in compliance with the New Mexico Business Corporation Act, as amended from time to time; and

          (2)   the breach or failure to perform constitutes:

            (a) negligence, willful misconduct or recklessness in the case of a director who has either an ownership interest in the Corporation or receives in the capacity as a director or as an employee of the Corporation compensation of more than two thousand dollars ($2,000) from the Corporation in any calendar year; or

            (b) willful  misconduct or recklessness in the case of a director who does not have an ownership interest in the Corporation and does not receive in the capacity as director or as an employee of the Corporation compensation of more than two thousand dollars ($2,000) from the Corporation in any calendar year.

                                   ARTICLE III
                                   -----------

     1,000,000 shares of the Corporation's Common Stock were issued and outstanding and entitled to vote on the Amendment, when this Amendment was adopted. All shares voted for the Amendment, no shares voted against the Amendment.

     DATED:  September 30, 1989.



                                       SBE ENGINEERING, INC.

                                       /s/ Andrew C. Cruce
                                       -------------------------------
                                       ANDREW C. CRUCE, President

                                       /s/ Scott Alexander
                                       -------------------------------
                                       SCOTT ALEXANDER, Secretary


STATE OF NEW MEXICO       )
                          ) ss.
COUNTY OF BERNALILLO      )


     Personally appeared before me ANDREW C. CRUCE, President, this 30 day of SEPTEMBER, 1989, who, being first duly sworn, declared that he is the person who signed the foregoing document as President and that the statements therein contained are true.

                                      /s/ Dorothy Pitsford
                                      ----------------------------------
                                      NOTARY PUBLIC

My Commission Expires:
      3-30-91
---------------------                [SEAL]



STATE OF NEW MEXICO      )
                         ) ss.
COUNTY OF BERNALILLO     )


     Personally appeared before me SCOTT ALEXANDER, Secretary, this 30 day of SEPTEMBER, 1989, who, being first duly sworn, declared that he is the person who signed the foregoing document as Secretary and that the statements therein contained are true.

                                      /s/ Dorothy Pitsford
                                      ---------------------------------
                                      NOTARY PUBLIC

My Commission Expires:
      3-30-91
---------------------                [SEAL]

                           STATE OF NEW MEXICO

                                 [SEAL]

               STATE CORPORATION COMMISSION OF NEW MEXICO

                                OFFICE OF

                   THE STATE CORPORATION COMMISSION

                       CERTIFICATE OF AMENDMENT

                                  OF

                          SBS ENGINEERING, INC.

                                 3051083


      The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

      Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.


Dated:   OCTOBER 10, 1991

                                  In Testimony Whereof, the State Corporation
                                  Commission of the State of New Mexico has caused this certificate to be signed by its
[SEAL] Chairman and the Seal of said Commission to be affixed at the City of Santa Fe


                                   /s/  [ILLEGIBLE]
                                  ----------------------------------------------
                                                                        Chairman

                                   /s/  [ILLEGIBLE]
                                  ----------------------------------------------
                                                                        Director

                                                     FILED IN OFFICE OF
                                                STATE CORPORATION COMMISSION
                                                       OF NEW MEXICO

                                                        OCT 10 1991

                                                    CORPORATION DEPT.

                              ARTICLES OF AMENDMENT
                              ---------------------

      SBS Engineering, Inc., adopts the following Articles of Amendment pursuant to the New Mexico Business Corporation Act.

                                  ARTICLE ONE
                                  -----------

      The Shareholders of the Corporation adopted the following amendment to
Article III of the Articles of Incorporation on September 20, 1991:

         "The Corporation will split its common stock by 1.828467 to 1 and increase the authorized common stock to 30,000,000 shares."

                                  ARTICLE TWO
                                  -----------

      The Shareholders of the Corporation adopted the following amendment to the Articles of Incorporation on September 20, 1991:

         A new Article VIII is added as follows:

         "An affidavit signed by each Director that he or she consents to be a Director of the Corporation is on file at the office of the Corporation."

                                 ARTICLE THREE
                                 -------------

         1,035,500 shares were issued and outstanding and entitled to vote on the amendment. 782,250 shares voted for the amendment; No shares voted against the amendment.

                          Dated:  September 20, 1991

                                          SBS Engineering, Inc.

                                          By:  /s/ Andrew C. Cruce
                                             ------------------------------
                                             Andrew C. Cruce, President

                                          By:  /s/ Scott A. Alexander
                                             ------------------------------
                                             Scott A. Alexander, Secretary


ARTICLES OF AMENDMENT - PAGE 1
AMENDMENT.ART

STATE OF   NEW MEXICO   )
           -----------  )     ss.
COUNTY OF  BERNALILLO   )
           -----------

      Personally appeared before me Andrew C. Cruce, President, this 7th day of October, 1991, who, being first sworn, declared that he is the person who signed the foregoing document as President and that the statements therein contained are true.

                                          /s/  Dorothy Pitsford
                                          ----------------------------------
                                          NOTARY PUBLIC

My Commission Expires:

      3-30-95
----------------------




STATE OF   NEW MEXICO   )
           -----------  )     ss.
COUNTY OF  BERNALILLO   )
           -----------

      Personally appeared before me Scott A. Alexander, Secretary, this 7th day of October, 1991 who, being first sworn, declared that he is the person who signed the foregoing document as President and that the statements therein contained are true.

                                          /s/  Dorothy Pitsford
                                          ----------------------------------
                                          NOTARY PUBLIC

My Commission Expires:

      3-30-95
----------------------






ARTICLES OF AMENDMENT - PAGE 2
AMENDMENT.ART

                             STATE OF NEW MEXICO

                                    [SEAL]

                                   OFFICE OF

                       THE STATE CORPORATION COMMISSION

                           CERTIFICATE OF AMENDMENT

                                       OF

                            SBS TECHNOLOGIES, INC.

                                     3111705


     The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the
                             BUSINESS CORPORATION ACT
                          (53-11-1 to 53-18-12 NMSA 1978)
have been received by it and are found to conform to law.

     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.

Dated: JUNE 28, 1995


                                        IN TESTIMONY WHEREOF, THE STATE
                                        CORPORATION COMMISSION OF THE STATE
                                        OF NEW MEXICO HAS CAUSED THIS
       [SEAL] CERTIFICATE TO BE SIGNED BY ITS CHAIRMAN AND THE BOARD OF SAID COMMISSION TO BE AFFIXED AT THE CITY OF SANTA FE


                                        [ILLEGIBLE]
                                        ---------------------------------------
                                                                       CHAIRMAN


                                        [ILLEGIBLE]
                                        ---------------------------------------
                                                                       DIRECTOR

                                                     FILED IN OFFICE OF
                                                STATE CORPORATION COMMISSION
                                                       OF NEW MEXICO

                                                       [ILLEGIBLE DATE]

                                                    CORPORATION DEPARTMENT

                              ARTICLES OF AMENDMENT
                              SBS ENGINEERING, INC.
                              ---------------------

     Pursuant to the New Mexico Business Corporation Act, the Shareholders of SBS ENGINEERING, INC. adopt the following Amendment to its Restated Articles of Incorporation:

                                  SECTION 1

     The current name of the corporation is SBS Engineering, Inc.

                                  SECTION 2

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on December 15, 1994, in the manner prescribed by the New Mexico Business Corporation Act:

     Article I of the Articles of Incorporation of SBS Engineering, Inc. is hereby amended in its entirety to read as follows:

                                  ARTICLE I

          The name of the corporation is SBS Technologies, Inc.

                                  SECTION 3

     The number of shares issued at the time of adoption was 2,818,657, all of which were entitled to vote on the amendment. 1,588,928 shares voted for the amendment, and 0 voted against it.

     DATED: JUNE 27, 1995
           --------------
                                       SBS ENGINEERING, INC.


                                       By /s/ Christopher J. Amenson
                                          ---------------------------
                                          Christopher J. Amenson
                                          Its President

                                      and

                                       By /s/ Scott A. Alexander
                                          ---------------------------
                                          Scott A. Alexander
                                          Its Secretary

     I verify that I am one of the corporate officers who signed the foregoing document executed by the corporation, and that the statements contained therein are true and correct to the best of my knowledge.

                                          /s/ Christopher J. Amenson
                                          ---------------------------
                                          Christopher J. Amenson

STATE OF NEW MEXICO     )
                        )   ss.
COUNTRY OF BERNALILLO   )

     I certify that on 6/27, 1995, Christopher Amenson, being duly sworn, declared he is one of the corporate officers who signed the foregoing document executed by the Corporation, and that the statements contained therein are true.

                                          /s/ Elizabeth Cantrell
                                          ---------------------------
                                          Notary Public

My commission expires:

       6/2/98
-------------------------

                                                     FILED IN OFFICE OF
                                                STATE CORPORATION COMMISSION
                                                       OF NEW MEXICO

                                                       [ILLEGIBLE DATE]

                                                       CORPORATION DEPT.


                              ARTICLES OF AMENDMENT
                              SBS ENGINEERING, INC.
                              ---------------------


       Pursuant to the New Mexico Business Corporation Act, the Shareholders of SBS ENGINEERING, INC. adopt the following Amendment to its Restated Articles of Incorporation:

                                   SECTION 1

      The current name of the corporation is SBS Engineering, Inc.

                                   SECTION 2

      The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on December 15, 1994, in the manner prescribed by the New Mexico Business Corporation Act:

      Article I of the Articles of Incorporation of SBS Engineering, Inc. is hereby amended in its entirety to read as follows:

                                  ARTICLE I

      The name of the corporation is SBS Technologies, Inc.

                                  SECTION 3

      The number of shares issued at the time of adoption was 2,818,657, all of which were entitled to vote on the amendment. 1,588,928 shares voted for the amendment, and 0 voted against it.

      DATED:    JUNE 27, 1995
            -------------------

                                            SBS ENGINEERING, INC.


                                            By /s/ Christopher J. Amenson
                                               -----------------------------
                                               Christopher J. Amenson
                                               Its President

                                            and

                                            By  /s/ Scott A. Alexander
                                               -----------------------------
                                                Scott A. Alexander
                                                Its Secretary


      I verify that I am one of the corporate officers who signed the foregoing document executed by the corporation, and that the statements contained therein are true and correct to the best of my knowledge.


                                                /s/ Christopher J. Amenson
                                               ------------------------------
                                               Christopher J. Amenson



STATE OF NEW MEXICO     )
                        )    ss.
COUNTY OF BERNALILLO    )

      I certify that on 6/27, 1995, Christopher Amenson, being duly sworn, declared he is one of the corporate officers who signed the foregoing document executed by the Corporation, and that the statements contained therein are true.


                                               /s/ Elizabeth Cantrell
                                               -------------------------------
                                               Notary Public



My commission expires:

    6/2/98
--------------------

                             STATE OF NEW MEXICO

                                    [SEAL]

                                   OFFICE OF

                       THE STATE CORPORATION COMMISSION

                           CERTIFICATE OF AMENDMENT

                                       OF

                            SBS TECHNOLOGIES, INC.

                                     3157831


     The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the
                             BUSINESS CORPORATION ACT
                          (53-11-1 to 53-18-12 NMSA 1978)
have been received by it and are found to conform to law.

     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.

Dated: FEBRUARY 11, 1998


                                        IN TESTIMONY WHEREOF, THE STATE
                                        CORPORATION COMMISSION OF THE STATE
                                        OF NEW MEXICO HAS CAUSED THIS
       [SEAL] CERTIFICATE TO BE SIGNED BY ITS CHAIRMAN AND THE BOARD OF SAID COMMISSION TO BE AFFIXED AT THE CITY OF SANTA FE


                                        [ILLEGIBLE]
                                        ---------------------------------------
                                                                       CHAIRMAN


                                        [ILLEGIBLE]
                                        ---------------------------------------
                                                                       DIRECTOR

                                                       FILED IN OFFICE OF
                                                NM STATE CORPORATION COMMISSION

                                                           FEB 11 1998

                                                     CORPORATION DEPARTMENT

                             ARTICLES OF AMENDMENT
                             ---------------------


      SBS Technologies, Inc. adopts the following Articles of Amendment pursuant to the New Mexico Corporation Act:


                                    ARTICLE I
                                    ---------

      The Shareholders approved the following Amendment the Articles of Incorporation of SBS Technologies, Inc. on November 11, 1997:

           Article III of the original Articles of Incorporated, as previously amended, is amended to increase the number of shares which the corporation is authorized to issue from 30,000,000 to 100,000,000 shares of Common Stock.

                                   ARTICLE II
                                   ----------

      5,548,872 shares of the Corporation's Common Stock were issued and outstanding and entitled to vote on the Amendment, when this Amendment was adopted. 3,668,876 shares voted for the Amendment, 1,293,629 shares voted against the Amendment.

     DATED:  February 6, 1998.



                                   SBS TECHNOLOGIES, INC.


                                     /s/ James E. Dixon
                                   -------------------------------------
                                   James E. Dixon, Jr. Vice President

         [SEAL]

                                     /s/ Scott A. Alexander
                                   -------------------------------------
                                   Scott A. Alexander, Secretary
                       [SEAL]

STATE OF NEW MEXICO         )
                            )  ss.
COUNTY OF BERNALILLO        )

       Personally appeared before me James E. Dixon, Jr., Vice President, this 6th day of February, 1998, who, being first duly sworn, declared that he is the person who signed the foregoing document as Vice President and that the statements therein contained are true.


                                     /s/ Agnes S. Mounkes
                                   -------------------------------------
                                   NOTARY PUBLIC

My Commission Expires:

April 3, 2001
-----------------------
                                  [SEAL]



STATE OF NEW MEXICO         )
                            )  ss.
COUNTY OF BERNALILLO        )

       Personally appeared before me Scott A. Alexander, Secretary, this 6th day of February, 1998, who, being first duly sworn, declared that he is the person who signed the foregoing document as Secretary and that the statements therein contained are true.

                                     /s/ Agnes S. Mounkes
                                   -------------------------------------
                                   NOTARY PUBLIC

My Commission Expires:

April 3, 2001
-----------------------
                                  [SEAL]